SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 4, 2007
ZAP.COM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

000-27729	76-0571159

(Commission File Number)	(IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York	14618

(Address of Principal Executive Offices)	(Zip Code)
(585) 242-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
Item 9.01 Finance Statements and Exhibits.
SIGNATURES
EX-16: LETTER FROM PRICEWATERHOUSECOOPERS LLP

Item 4.01 Changes in Registrant’s Certifying Accountant.
     (a) On April 4, 2007, the Board of Directors of Zap.Com Corporation (the “Company”) notified PricewaterhouseCoopers LLP (“PwC”) that it had been dismissed as the Company’s independent registered public accounting firm.
     The reports of PwC on the Company’s financial statements as of and for the fiscal years ended December 31, 2006 and December 31, 2005 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.
     During the fiscal years ended December 31, 2006 and December 31, 2005 and through April 4, 2007, the Company had no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the Company’s financial statements for such years. During the fiscal years ended December 31, 2006 and December 31, 2005 and through April 4, 2007, none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred.
     PwC was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A letter from PwC is attached hereto as Exhibit 16.
     (b) On April 4, 2007, the Company’s Board of Directors determined to engage the independent registered public accounting firm of Deloitte & Touche LLP effective immediately, to conduct review engagements of the Company’s quarterly financial statements and to audit the Company’s financial statements for the fiscal year ending December 31, 2007. As a matter of good corporate practice, the Company intends to seek stockholder ratification of the appointment of Deloitte & Touche LLP at the Company’s 2007 annual meeting of stockholders. In the event that the engagement of Deloitte & Touche LLP is not ratified by the Company’s stockholders, the Company’s Board of Directors will consider whether to retain Deloitte & Touche LLP or appoint another firm. The Board of Directors may appoint another firm as the Company’s independent registered public accounting firm, without approval of the Company’s stockholders.
     For the fiscal years ended December 31, 2006 and December 31, 2005 and through April 4, 2007, the Company had not on any prior occasion consulted with Deloitte & Touche LLP regarding any of the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01 Finance Statements and Exhibits.
(d)	Exhibits.
16	Letter from PricewaterhouseCoopers LLP dated April 5, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAPATA CORPORATION
By:	/s/ Leonard DiSalvo
Leonard DiSalvo, Vice President-Finance and CFO